Equity-accounted Investments	12 Months Ended
Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
Equity-accounted Investments
22. Equity-accounted Investments
On September 25, 2017, Teekay, Teekay Offshore and Brookfield finalized the Brookfield Transaction (see Note 3). As a result, Teekay has included the results of Teekay Offshore as an equity-accounted investment in its financial results as at December 31, 2017, and for the period from September 25, 2017 to December 31, 2017. At September 25, 2017, when the Company initially recorded its equity investment in Teekay Offshore, the difference between the Company's investment and the carrying value of Teekay Offshore's net assets was substantially attributable to basis differences between the fair value and carrying amounts of the vessels. As at December 31, 2017, the excess of the carrying value of the Company's investment over the carrying value of Teekay Offshore's net assets was $3.8 million.

Prior to the Brookfield Transaction, Teekay Offshore was consolidated and the equity investees of Teekay Offshore were included in the financial results of Teekay, which include the following:

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In October 2014, Teekay Offshore sold a 1995-built shuttle tanker, the Navion Norvegia, to OOG-TK Libra GmbH & Co KG (or Libra Joint Venture), a 50/50 joint venture of Teekay Offshore and Ocyan S.A. (or Ocyan) (formerly Odebrecht Oil & Gas S.A.), which vessel was converted to a new FPSO unit for the Libra field in Brazil. The FPSO unit commenced operations in late-2017. In conjunction with the conversion project, in late-2015, the Libra Joint Venture entered into a ten-year plus construction period term loan facility, which as at December 31, 2017 had an outstanding balance of $804 million.

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In June 2013, Teekay Offshore acquired Teekay Corporation’s 50% interest in OOG-TKP FPSO GmbH & Co KG, a joint venture with Ocyan, which owns the Itajai FPSO unit. Included in the joint venture is an eight-year loan facility, which as at December 31, 2017 had an outstanding balance of $169 million.

•	As at September 25, 2017, the investments in Libra and Itajai are no longer on the consolidated balance sheets as a result of Teekay Offshore now being accounted for using the equity method.

The equity investees of Teekay LNG include the following:

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In December 2015, Teekay LNG entered into a joint venture agreement with Nogaholding, GIC, and Samsung to form a joint venture, the Bahrain LNG Joint Venture, for the development of an LNG receiving and regasification terminal in Bahrain and the supply of a FSU vessel (See Note 4b). Teekay LNG has a 30% ownership interest in the Bahrain LNG Joint Venture.

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A 50/50 joint venture agreement with China LNG Shipping (Holdings) Limited (or the Yamal LNG Joint Venture) and the joint venture has ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project). During the year ended December 31, 2017, the Yamal LNG Joint Venture converted the $195 million advances from each joint venture partner, including accrued interest, into contributed capital of the joint venture. As at December 31, 2016, Teekay LNG had advanced $146.7 million to the Yamal LG Joint Venture and the interest accrued on these advances was $9.4 million. In December 2017, the Yamal LNG Joint Venture secured a $1.6 billion long-term debt facility to finance all six of its ARC7 LNG carrier newbuildings. As part of the completed financing, the Yamal LNG Joint Venture returned a total of $104 million of capital back to the joint venture partners in December 2017, of which Teekay LNG's share was $52 million. Teekay LNG has guaranteed its 50% share of a $816 million secured loan facility in the Yamal LNG Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2017 was $0.6 million (December 31, 2016 –$nil) and is included as part of other long-term liabilities in the consolidated balance sheets.

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In June 2014, Teekay LNG acquired from Shell its ownership interests in four LNG carrier newbuildings. As compensation for Shell’s ownership interests in these four LNG carrier newbuildings, Teekay LNG assumed Shell’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. Teekay LNG estimates it would incur approximately $36.9 million of costs to provide these services, of which Shell has agreed to pay a fixed amount of $20.3 million. Teekay LNG estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from Shell was $16.5 million. As at December 31, 2017, the carrying value of the service obligation of $8.2 million (December 31, 2016 – $22.6 million) is included in both the current portion of in-process contracts and in-process contracts and the carrying value of the receivable from Shell of $3.5 million (December 31, 2016 – $10.9 million) is included in accounts receivable in the Company’s consolidated balance sheets.

As at December 31, 2017, Teekay LNG has a 30% ownership interest in one LNG carrier, the Pan Asia, and one LNG carrier newbuilding and a 20% ownership interest in the remaining two LNG carrier newbuildings (or collectively, the Pan Union Joint Venture). The Pan Asia was delivered on October 13, 2017 and concurrently commenced its 20-year charter contract with Shell.

On initial acquisition, the basis difference between Teekay LNG's investment and the carrying value of the Pan Union Joint Venture's net assets was substantially attributed to ship construction support agreements and the time-charter contracts. As at December 31, 2017, the excess of the carrying value of Teekay LNG's investment over the carrying value of the Pan Union Joint Venture's net assets was $11.4 million (December 31, 2016 – $16.8 million).

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A 50/50 joint venture agreement with Exmar NV (or Exmar) (or the Exmar LPG Joint Venture). Teekay LNG has guaranteed its 50% share of a secured loan facility and four capital leases in the Exmar LPG Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2017 was $1.6 million (December 31, 2016 – $1.3 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

As at December 31, 2017, the Teekay LNG had advanced $52.3 million (December 31, 2016 – $52.3 million) to the Exmar LPG Joint Venture, which bears interest at LIBOR plus 0.50% and has no fixed repayment terms. As at December 31, 2017, the interest accrued on these advances was $0.2 million (December 31, 2016 – $1.1 million). These amounts are included in the table below.
On initial acquisition, the basis difference between Teekay LNG's investment and the carrying value of the Exmar LPG Joint Venture's net assets was substantially attributed to the value of the vessels and charter agreements of the Exmar LPG Joint Venture and goodwill in accordance with the finalized purchase price allocation. At December 31, 2017, the unamortized amount of the basis difference was $25.5 million (December 31, 2016 – $30.2 million).

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A 50/50 joint venture with Exmar (or the Excalibur Joint Venture and the Excelsior Joint Ventures). Teekay LNG has guaranteed its 50% share of the secured loan facilities of the Excalibur and Excelsior Joint Ventures and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as of December 31, 2017 was $0.2 million (December 31, 2016 – $0.2 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

On initial acquisition, the basis difference between Teekay LNG's investment and the carrying value of the Excalibur and Excelsior Joint Venture's net assets was substantially attributed to an increase to the carrying value of the vessels of the Excalibur and Excelsior Joint Ventures in accordance with the finalized purchase price allocation. At December 31, 2017, the unamortized amount of the basis difference was $35.6 million (December 31, 2016 – $37.2 million).

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A 52% ownership interest in the joint venture between Marubeni Corporation and Teekay LNG (or the Teekay LNG-Marubeni Joint Venture). On March 31, 2017, the Teekay LNG-Marubeni Joint Venture completed the refinancing of its previous $396 million debt facility by entering into a new $335 million U.S. Dollar-denominated term loan maturing in September 2019. As part of the completed refinancing, Teekay LNG invested $57 million of additional equity, based on its proportionate ownership interest, into the Teekay LNG-Marubeni Joint Venture. Teekay LNG has guaranteed its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2017 was $0.5 million (December 31, 2016 – $0.1 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

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A 33% ownership interest in the Angola Joint Venture that owns four newbuilding 160,400-cubic meter LNG carriers (or the Angola LNG Carriers). The other partners of the Angola Joint Venture are NYK Energy Transport (or NYK) (33%) and Mitsui & Co. Ltd. (34%).

Teekay LNG has guaranteed its 33% share of the secured loan facilities and interest rate swaps of the Angola Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2017 was $0.7 million (December 31, 2016 – $1.0 million) and is included as part of other long-term liabilities in the consolidated balance sheets.

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A 40% interest in the RasGas 3 Joint Venture between Teekay LNG and QGTC Nakilat (1643-6) Holdings Corporation. The RasGas 3 Joint Venture owns four LNG carriers and related long-term fixed-rate time charters to service the expansion of a LNG project in Qatar.

In January 2014, Teekay and Teekay Tankers formed TIL, which sought to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery in the current cyclical low of the tanker market. Teekay and Teekay Tankers in the aggregate purchased 5.0 million shares of common stock, representing an initial 20% interest in TIL, as part of a $250 million private placement by TIL, which represented a total investment by Teekay and Teekay Tankers of $50.0 million. In October 2014, Teekay Tankers acquired an additional 0.9 million common shares in TIL, representing 2.43% of the then outstanding share capital of TIL. On May 31, 2017, Teekay Tankers entered into a Merger Agreement to acquire the remaining 27.0 million issues and outstanding common shares of TIL. Teekay Tankers and TIL completed the merger on November 27, 2017 and TIL became a wholly-owned subsidiary of Teekay Tankers (See Note 4a). As a result, Teekay has included the results of TIL as a part of equity (loss) income for the period up to November 27, 2017.

Teekay Tankers also owns a 50% interest in a joint venture arrangement between Teekay Tankers and Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong Joint Venture) which owns a single VLCC tanker under a long-term contract.

In November 2011, Teekay acquired a 40% interest in a recapitalized Sevan for approximately $25 million. Sevan owns an engineering and offshore project development business and intellectual property rights, including offshore unit design patents. As of December 31, 2017, the aggregate value of the Company’s 43.5% interest (43.5% interest —December 31, 2016) in Sevan, based on the quoted market price of Sevan’s common stock on the Oslo Stock Exchange, was $40.4 million ($44.9 million – December 31, 2016).

A condensed summary of the Company’s investments in equity-accounted investees by segment is as follows (in thousands of U.S. dollars, except percentages):

		As at December 31,
Investments in Equity-accounted Investees (1)	Ownership Percentage	2017 $	2016 $
Teekay Offshore (2)
Libra Joint Venture	50%	—	69,972
Itajai	50%	—	71,827
Teekay LNG - Liquefied Gas
Angola LNG Carriers	33%	73,316	63,673
Pan Union Joint Venture	20% - 30%	38,298	33,594
Exmar LNG Joint Venture	50%	79,915	79,577
Exmar LPG Joint Venture	50%	157,926	165,064
RasGas3 Joint Venture	40%	123,034	173,037
Teekay LNG - Marubeni Joint Venture	52%	335,897	294,764
Yamal LNG Joint Venture	50%	194,715	152,927
Bahrain LNG Joint Venture	30%	77,786	64,003
Teekay Tanker - Conventional Tankers
TIL	11%	—	47,710
Wah Kwong Joint Venture	50%	24,546	22,025
Teekay Parent - Offshore Production
Sevan	44%	15,589	22,180
Teekay Parent - Other
Teekay Offshore (2) (note 3)	14%	208,871	—
TOO GP (2) (note 3)	51%	4,061	—
Teekay Parent - Conventional Tankers
TIL	8%	—	36,699
Other	50%	1,169	2,802
		1,335,123	1,299,854

(1)
Investments in equity-accounted investees is presented in current portion of loans to equity-accounted investees, loans to equity-accounted investees, equity-accounted investments and advances from affiliates in the Company’s consolidated balance sheets.

(2)	The results included for Teekay Offshore are from the date of deconsolidation on September 25, 2017. Itajai and Libra Joint Venture results were included up until September 25, 2017.

A condensed summary of the Company’s financial information for equity-accounted investments (14% to 52%-owned) shown on a 100% basis are as follows:

	As at December 31,
	2017	2016
Cash and restricted cash	555,566	500,355
Other assets - current	370,790	150,378
Vessels and equipment, including vessels related to capital leases and advances on newbuilding contracts	8,056,504	4,655,170
Net investment in direct financing leases	1,973,307	1,776,954
Other assets - non-current	500,108	74,096
Current portion of long-term debt and obligations related to capital leases	764,098	360,942
Other liabilities - current	593,968	160,312
Long-term debt and obligations related to capital leases	5,957,406	4,208,214
Other liabilities - non-current	751,416	213,060

	Year Ended December 31,
	2017	2016	2015
Revenues	980,078	882,650	985,318
Income from vessel operations	258,006	365,472	433,023
Realized and unrealized (loss) gain on non-designated derivative instruments	(17,438)	(10,900)	(38,955)
Net income	38,646	239,766	275,259

Certain of the comparative figures have been adjusted to conform to the presentation adopted in the current year. The results included for TIL are until its consolidation on November 27, 2017. The results included for Teekay Offshore are from the date of deconsolidation on September 25, 2017. Itajai and Libra Joint Venture results were included up until September 25, 2017.

For the year ended December 31, 2017, the Company recorded an equity loss of $37.3 million (2016 – income of $85.6 million, and 2015 - income of $102.9 million). The equity loss in 2017 was primarily comprised of the write-down of the carrying value of the investment in TIL (note 4a) and the Company’s share of net (loss) income from the Teekay LNG-Marubeni Joint Venture, Exmar LPG Joint Venture, Sevan, Angola LNG Carriers, the RasGas3 Joint Venture, Itajai and the Exmar LNG Joint Venture. For the year ended December 31, 2017, equity (loss) income included $7.7 million related to the Company’s share of unrealized gains on interest rate swaps in the equity-accounted investees (2016 – $8.7 million and 2015 - $5.9 million).